Deferred dry dock and special survey costs, net (Tables)	6 Months Ended
Jun. 30, 2022
Deferred Dry Dock And Special Survey Costs Net
Schedule of Deferred Charges

The movement in deferred charges, net, in the accompanying Consolidated Balance Sheets are as follows:

Dry docking costs

Balance January 1, 2022	$912
Additions	192
Amortization of special survey costs	(175)
Balance June 30, 2022	$929

On January 14, 2022 “Pyxis Lamda” completed her first special survey. The total cost of special survey amounted $438 of which $185 incurred in the first half of 2022. Also, in the second quarter of 2022, deferred dry dock and special survey additions include $7 related to “Pyxis Malou” intermediate survey. The amortization of the special survey costs is separately reflected in the accompanying unaudited interim consolidated statement of comprehensive loss.